EXCHANGE PLACE ADVISORS TRUST
(the “Trust”)

FORT PITT CAPITAL TOTAL RETURN FUND

(FPCGX)

(the “Fund”)

Supplement dated March 4, 2026 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated February 27, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Beginning on January 1, 2026 (the “Closing Date”), following an internal restructuring (the “Transaction”), Focus Partners Wealth, LLC (the “Advisor”), located at 190 Carondelet Plaza, Suite 600, St. Louis, MO 63105, began serving as the Fund’s investment adviser. Prior to January 1, 2026, Kovitz Investment Group Partners, LLC (“Kovitz”), was serving as the Fund’s investment adviser. Focus Financial Partners, Inc. is the ultimate parent company of the Advisor and Kovitz. The Advisor was under common control with Kovitz and the portfolio manager of the Fund has not changed. The Fund’s investment objective, policies, risks, principal or non-principal strategies, fundamental or non-fundamental investment restrictions also did not change as a result of the Transaction.

As a result of the Transaction, the investment advisory agreement between the Trust and Kovitz with respect to the Fund (the “Current Advisory Agreement”) was terminated as of the Closing Date. In connection with the Transaction, it is proposed that the Fund, which currently operates as an open-end mutual fund, be reorganized into Kovitz Core Equity ETF (the “Acquiring Fund”), a series of Valued Advisers Trust (the “Acquiring Trust”), which is also advised by the Advisor and that operates as an exchange-traded fund (the “Reorganization”). At a meeting held on December 9-10, 2025, the Board approved the Agreement and Plan of Reorganization (the “Plan”) for the Reorganization. Pursuant to the Plan, the Fund will transfer substantially all of its assets and all of its liabilities to the Acquiring Fund in exchange for newly issued common shares of the Acquiring Fund. The Reorganization is expected to close in the second quarter of 2026, subject to the fulfillment of closing conditions, including the approval of the Plan by the Fund’s shareholders.

At the December 9-10, 2025 meeting of the Board, the Board, comprised solely of Trustees who are not “interested persons” of the Trust (as defined by the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), also unanimously voted to approve, and to recommend that shareholders approve, an investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the “New Advisory Agreement”), on substantially the same terms as the Current Advisory Agreement. Under the New Advisory Agreement, the Advisor will provide investment advisory services to the Fund on the same terms and conditions and advisory fee rate as those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, fundamental or non-fundamental investment restrictions, and portfolio manager did not change as a result of the Transaction. The New Advisory Agreement with the

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Advisor will be submitted to the Fund’s shareholders for approval at the forthcoming special meeting of the Fund’s shareholders. Shareholders will be asked to approve the New Advisory Agreement in the event the Reorganization is not approved or not consummated in a timely manner.

Pending shareholder approval of the New Advisory Agreement, the Advisor acts as the investment adviser to the Fund pursuant to an interim advisory agreement pursuant to Rule 15a-4 under the 1940 Act between the Trust, on behalf of the Fund, and the Advisor, which was also approved by the Board and that took effect on the Closing Date. The interim advisory agreement has substantially the same terms as the Current Advisory Agreement, except for the start and end date of the agreement and other provisions applicable to the interim investment advisory agreement as required under the 1940 Act. The Advisor will continue managing the Fund under either the interim advisory agreement or the New Advisory Agreement until the Reorganization is consummated. As required by Rule 15a-4under the 1940 Act, shareholder approval of the New Advisory Agreement is also necessary to permit payment to the Advisor of the fees accrued under the interim advisory agreement even if the Reorganization is separately approved.

More detailed information regarding the Reorganization and the proposals to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement/prospectus in connection with the special meeting. There is no assurance that the shareholders of the Fund will approve the proposals with respect to the Fund.

For more information, or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information free of charge, please contact the Fund at 1-866-688-8775.

Please retain this Supplement for future reference.

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